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                                                                    EXHIBIT 23.1

The Board of Directors and Stockholders
  4Front Technologies, Inc. and Subsidiaries

    We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                          KPMG
                                          CHARTERED ACCOUNTANTS
                                          REGISTERED AUDITORS


London, England
June 4, 1998